Consolidated Quarterly Holdings Report
for
Fidelity® SAI Inflation-Focused Fund
April 30, 2024
        Offered exclusively to certain clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC, an affiliate of Fidelity Management & Research Company LLC.
IFF-NPRT3-0624
1.9892165.105
U.S. Treasury Obligations - 8.9%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.24% to 5.31% 5/9/24 to 8/1/24 (b) (Cost $403,987,996)	407,500,000	403,929,703

Money Market Funds - 91.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c) (Cost $4,168,633,038)	4,167,799,232	4,168,632,792

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $4,572,621,034)	4,572,562,495
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(32,666,151)
NET ASSETS - 100.0%	4,539,896,344

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	2,933	Jul 2024	65,515,888	(449,063)	(449,063)
CBOT Corn Contracts (United States)	2,216	Dec 2024	52,020,600	(347,382)	(347,382)
CBOT HRW Wheat Contracts (United States)	734	Jul 2024	23,313,675	2,272,675	2,272,675
CBOT HRW Wheat Contracts (United States)	552	Sep 2024	17,884,800	470,192	470,192
CBOT KC HRW Wheat Contracts (United States)	375	Dec 2024	12,539,063	(255,640)	(255,640)
CBOT Soybean Contracts (United States)	2,061	Jul 2024	119,847,150	(2,226,524)	(2,226,524)
CBOT Soybean Meal Contracts (United States)	1,823	Dec 2024	64,716,500	2,077,857	2,077,857
CBOT Soybean Meal Contracts (United States)	880	Jul 2024	30,967,200	775,221	775,221
CBOT Soybean Oil Contracts (United States)	2,229	Dec 2024	58,925,844	(3,105,627)	(3,105,627)
CBOT Wheat Contracts (United States)	840	Sep 2024	26,134,500	40,317	40,317
CBOT Wheat Contracts (United States)	807	Dec 2024	26,177,063	(252,499)	(252,499)
CME Lean Hogs Contracts (United States)	904	Aug 2024	37,389,440	963,365	963,365
CME Lean Hogs Contracts (United States)	367	Oct 2024	12,566,080	(43,044)	(43,044)
CME Live Cattle Contracts (United States)	1,479	Aug 2024	102,405,960	(1,338,563)	(1,338,563)
CME Live Cattle Contracts (United States)	490	Oct 2024	34,701,800	(1,558,786)	(1,558,786)
COMEX Copper Contracts (United States)	1,368	Jul 2024	155,849,400	12,288,703	12,288,703
COMEX Copper Contracts (United States)	529	Dec 2024	60,696,138	3,377,311	3,377,311
COMEX Gold 100 oz. Contracts (United States)	2,012	Jun 2024	463,504,440	18,317,548	18,317,548
COMEX Silver Contracts (United States)	1,094	Jul 2024	145,283,200	(8,874,296)	(8,874,296)
ICE Brent Crude Contracts (United Kingdom)	8,667	Jul 2024	733,054,860	(9,554,384)	(9,554,384)
ICE Brent Crude Contracts (United Kingdom)	373	May 2024	32,085,460	2,295,262	2,295,262
ICE Coffee 'C' Contracts (United States)	1,689	Jul 2024	137,220,694	14,262,076	14,262,076
ICE Cotton No. 2 Contracts (United States)	562	Jul 2024	22,038,830	(19,091)	(19,091)
ICE Cotton No. 2 Contracts (United States)	213	Dec 2024	8,182,395	(626,710)	(626,710)
ICE Low Sulphur Gasoil Contracts (United States)	3,342	Jul 2024	258,837,900	(6,777,423)	(6,777,423)
ICE Sugar No. 11 Contracts (United States)	5,170	Jun 2024	112,391,664	(13,033,684)	(13,033,684)
LME Aluminum Contracts (United Kingdom)	1,355	Jul 2024	87,714,231	4,422,849	4,422,849
LME Aluminum Contracts (United Kingdom)	686	Nov 2024	45,085,464	1,875,734	1,875,734
LME Lead Contracts (United Kingdom)	160	Jul 2024	8,873,040	703,458	703,458
LME Lead Contracts (United Kingdom)	159	Nov 2024	8,926,260	235,204	235,204
LME Nickel Contracts (United Kingdom)	497	Jul 2024	57,346,842	6,250,633	6,250,633
LME Nickel Contracts (United Kingdom)	249	Nov 2024	29,141,159	1,709,239	1,709,239
LME Zinc Contracts (United Kingdom)	1,245	Jul 2024	91,116,881	6,820,900	6,820,900
LME Zinc Contracts (United Kingdom)	371	Nov 2024	27,259,225	1,863,129	1,863,129
NYMEX Gasoline RBOB Contracts (United States)	1,064	Jun 2024	118,110,938	835,282	835,282
NYMEX Gasoline RBOB Contracts (United States)	1,786	Oct 2024	168,664,482	(569,129)	(569,129)
NYMEX Natural Gas Contracts (United States)	36	Aug 2024	829,440	(58,647)	(58,647)
NYMEX Natural Gas Contracts (United States)	381	Dec 2024	14,470,117	(1,151)	(1,151)
NYMEX NY Harbor ULSD Contracts (United States)	1,785	Jun 2024	189,629,118	(5,907,186)	(5,907,186)
NYMEX WTI Crude Oil Contracts (United States)	4,009	Jun 2024	324,748,000	(10,534,516)	(10,534,516)
NYMEX WTI Crude Oil Contracts (United States)	750	Aug 2024	59,932,500	73,955	73,955
NYMEX WTI Crude Oil Contracts (United States)	4,955	Oct 2024	386,766,350	274,323	274,323

TOTAL COMMODITY FUTURES CONTRACTS					16,671,888

Equity Index Contracts
NYMEX Natural Gas Contracts (United States)	4,503	Jun 2024	103,884,210	(1,367,069)	(1,367,069)

TOTAL FUTURES CONTRACTS					15,304,819
The notional amount of futures purchased as a percentage of Net Assets is 99.8%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $359,981,934.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	467,515,911	6,237,012,660	2,535,897,375	93,689,745	1,843	(247)	4,168,632,792	8.4%
Total	467,515,911	6,237,012,660	2,535,897,375	93,689,745	1,843	(247)	4,168,632,792

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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